Exhibit 32.2

CERTIFICATION

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2019 (the “Report”), I, Christopher J. Ryan, Principal Financial Officer and Authorized Signatory of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

June 10, 2019	/s/Christopher J. Ryan Christopher J. Ryan Principal Financial Officer and Authorized Signatory